REPORTING ENTITY	12 Months Ended
Dec. 31, 2021
Management Commentary [Abstract]
REPORTING ENTITY	REPORTING ENTITY
Pembina Pipeline Corporation ("Pembina" or the "Company") is a Calgary-based, leading transportation and midstream service provider serving North America's energy industry. The audited consolidated financial statements ("Consolidated Financial Statements") include the accounts of Pembina, its subsidiary companies, partnerships and any investments in associates and joint arrangements as at and for the year ended December 31, 2021.
Pembina owns an integrated network of hydrocarbon liquids and natural gas pipelines, gas gathering and processing facilities, oil and natural gas liquids infrastructure and logistics services, and a growing export terminals business. Pembina's integrated assets and commercial operations along the majority of the hydrocarbon value chain allow it to offer a full spectrum of midstream and marketing services to the energy sector.